UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 18, 2010
ARRIS Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 678-473-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
In connection with a presentation to be made at the 2010 Analyst and Investor Conference held on March 18, 2010, the Company intends to reconfirm first quarter 2010 guidance, provide historical operational metrics, and give expectations regarding future addressable market opportunities. A copy of the presentation slides setting forth such information is furnished with this Current report as Exhibit 99.1. The entire presentation is available on the Company’s website at www.arrisi.com.
Item 9.01 Financial Statements and Exhibits
99.1	Slides to be used in presentation at the 2010 Analyst and Investor Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.
By:	/s/ David B Potts
David B Potts
Executive Vice President and CFO

Date: March 18, 2010

EXHIBIT INDEX
99.1	Slides to be used in presentation at the 2010 Analyst and Investor Conference